December 31, 1996

PHOENIX
  FUNDS


SEMIANNUAL REPORT

                                                  Phoenix Worldwide
                                                  Opportunities Fund


[LOGOTYPE] PHOENIX
           DUFF & PHELPS


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Phoenix Worldwide Opportunities Fund

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Fund Description

  Phoenix Worldwide Opportunities Fund invests in a diversified portfolio of securities representing companies and governments located throughout the world. The Fund does not limit its investments to any particular regions of the world or issuers of any particular size. The portfolio manager will seek to identify opportunities for capital appreciation in developed countries as well as in countries whose economies are still emerging and developing.

World Markets

  Most equity markets around the world posted excellent results over this latest reporting cycle. In the United States, moderate economic growth, benign inflation, solid corporate profits and record mutual fund inflows pushed stocks to record highs. As measured by the Standard & Poor's 500 Stock Index, the U.S. equity market returned an impressive 11.80% for the six months ended December 31, 1996. During this period, large company stocks significantly outperformed their small-cap counterparts.

  In addition to the continued strong performance in the U.S., Europe also stood out. Almost all European markets benefited from corporate restructuring, falling interest rates and the likelihood of more shareholder-friendly policies. Additionally, countries such as Germany, Sweden, Finland and the United Kingdom have been further bolstered by share buybacks as well as merger and acquisition activity.

  Despite a strong start in the beginning of the year, Japan's performance over the last six months has been a major disappointment. Poor corporate earnings growth and a weak domestic economy led to a serious deterioration in investor sentiment. During this same period, results from other Asian countries were mixed. Equity markets in Hong Kong, Malaysia and Indonesia continued to post strong gains, while performance in Thailand, Korea and India was dismal.

  Aided by an improved economic outlook, lower interest rates and strong capital inflows, most Latin American markets moved higher during the calendar year, earning double-digit returns. Although this region produced strong results during 1996, most of these gains occurred during the first half of the year. Over this latest six-month reporting period, Venezuela and Brazil were the best performing countries in Latin America, while Chile and Peru were among the laggards.

Portfolio Review

  For the six months ended December 31, 1996, the Fund's Class A shares provided a total return of 3.59% and Class B shares returned 3.06%. As measured by the Morgan Stanley Capital International World Index, global equity markets gained 6.21% for the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During this reporting cycle, Fund performance was held back largely due to its underweighted position in the strongly performing U.S. equity market. Positive contributors included the portfolio's overweighted position in Europe as well as our strong stock selection in this region. Additionally, our decision to reduce the portfolio's exposure to Japan and our use of currency hedges also boosted performance. More recently, the Fund benefited from its overweighted position in certain Asian markets, particularly Hong Kong and Taiwan.

Outlook

  Moving into 1997, we expect earnings growth to decelerate moderately in the United States, which may limit the upside potential of this market. On the positive side, a stable interest rate environment and strong mutual fund inflows may continue to support equity valuations in this country. It is our intention to remain moderately underweighted in the U.S. and focus on high-quality, large-cap growth stocks within the technology, energy and financial sectors.

  After a dismal first half in 1996, European economic growth is beginning to improve. We expect 1997 GDP to grow at about 2.5%, but it is unlikely that demand will be strong enough to exert much upward pressure on interest rates until late in the year. Except for the United Kingdom and a few smaller European countries, unemployment is showing no signs of declining. Moreover, the pressure on governments to cut spending will continue to be a drag on growth going forward. This, coupled with both public and private sector restructuring, means it will be even more important to focus on those companies that are making the difficult choices that will deliver value to their shareholders.

  In Japan, the outlook for 1997 is also modest. It appears that most globally active companies in this country have already done as much restructuring as possible without a radical philosophical change towards "U.S. style restructuring." This would entail layoffs and unfriendly takeovers, supported by government deregulation and tax-reform, and it is doubtful that this type of change will occur in the near term. On the positive side, the potential for improved economic growth in the rest of the world could tighten overall capacity and allow even the weakest Japanese companies to improve their profit margins. We will continue to monitor Japan's economy for signs of improvement, but currently see better prospects elsewhere.

  In Asia, we remain very positive on Hong Kong's near-term outlook. As a country, we believe that Hong Kong will remain self-confident immediately prior to and after the handover to China on June 30, 1997. We also expect Taiwan and Malaysia to continue to do well. However, our outlook for Singapore is rather negative due to slowing economic growth and a lack of choice in this market. We are also concerned about the prospects for India and Thailand, given their weak governments and the severe structural changes needed to turn around both these economies. Overall, we expect to remain overweighted in Asia (excluding Japan) during 1997.

Phoenix Worldwide Opportunities Fund

  In Latin America, Mexico and Argentina are seeing economic reacceleration after the severe recession of 1995 and early 1996. While this is clearly good news, flawed economic reform processes still remain and are now causing problems in Brazil. The Fund intends to have exposure to this region, but potential currency depreciation may limit prospective gains. Since other emerging countries may provide better opportunities, we will look for new markets which can provide above-average economic and earnings growth.

  Overall, we expect foreign markets to continue to perform well in 1997 due to low interest rates, improved economic growth and corporate restructuring efforts. If world economic growth begins to accelerate dramatically, we will increase the Fund's exposure to economically sensitive stocks. At present, however, we continue to focus on themes that should provide secular growth and hence, strong performance. Moving forward, we believe the Fund is well positioned for the coming new year.


                       INVESTMENTS AT DECEMBER 31, 1996
                                 (Unaudited)

                                                 SHARES        VALUE
                                                --------- ----------------
COMMON STOCKS--91.9%
Belgium--1.0%
 Credit Communal Holding/Dexia (Banks) (b)       16,000     $  1,458,232
                                                            ------------
Brazil--1.1%
 Telebras Sponsored ADR (Utility--Telephone)     22,600        1,728,900
                                                            ------------
France--5.7%
 AXA SA (Insurance)                              22,700        1,440,937
 BIC SA (Miscellaneous)                          12,000        1,795,834
 Cardif SA (Insurance)                           10,700        1,471,618
 Louis Dreyfus Citrus (Food) (b)                 28,000          915,613
 Rexel SA (Wholesale & Distribution)              2,550          772,549
 Salomon SA (Entertainment, Leisure
  & Gaming)                                      16,000        1,369,573
 Sommer-Allibert (Auto & Truck Parts)            25,400          757,305
                                                            ------------
                                                               8,523,429
                                                            ------------
Germany--3.9%
 Adidas AG (Textile & Apparel)                   17,650        1,523,230
 BASF AG (Chemical)                              51,000        1,961,768
 SGL Carbon AG (Chemical)                        11,000        1,384,725
 VEBA AG (Utility--Electric)                     18,200        1,051,067
                                                            ------------
                                                               5,920,790
                                                            ------------
Hong Kong--11.4%
 Cheung Kong Holdings Ltd. (Real Estate)        447,000        3,973,064
 Dao Heng Bank Group Ltd. (Banks)               190,000          911,324
 Great Eagle Holdings Ltd. (Real Estate)        159,000          655,742
 Guoco Group Ltd. (Diversified Financial
  Services)                                     242,000        1,354,717
 Henderson China Holding Ltd. (Real Estate)         768            1,747
 Henderson Land Development Co. Ltd. (Real
  Estate)                                       444,000        4,477,369
 Hutchison Whampoa Ltd. (Conglomerates)         187,000        1,468,700
 Hysan Development Co. Ltd. (Real Estate)       314,000        1,250,333
 New World Development Co. Ltd. (Real Estate)   251,500        1,698,907
 Sun Hung Kai Properties Ltd. (Real Estate)     105,000        1,286,216
                                                            ------------
                                                              17,078,119
                                                            ------------
Indonesia--1.2%
 PT Semen Gresik (Building & Materials)         467,500        1,503,915
 Wicaksana Overseas International (Wholesale
  & Distribution)                               316,000          361,143
                                                            ------------
                                                               1,865,058
                                                            ------------
Israel--2.0%
 Teva Pharmaceutical Industries Ltd.
  Sponsored ADR (Health Care--Drugs)             60,000        3,015,000
                                                            ------------
Italy--3.8%
 Fila Holding SPA ADR (Textile & Apparel)        36,300        2,109,938
 Gucci Group NV-NY (Textile & Apparel)           29,800        1,903,475
 Stet-Societa Finanziaria Telefonica SPA
  (Utility--Telephone)                          363,000        1,647,287
                                                            ------------
                                                               5,660,700
                                                            ------------
Japan--5.9%
 Canon, Inc. (Office & Business Equipment)       40,000          882,226
 Circle K Japan Co. Ltd. (Retail--Food)          21,000          904,627
 Honda Motor Co. Ltd. (Autos & Trucks)           55,000        1,568,450
 Keyence Corp. Ltd. (Electronics)                 6,000          739,209
 Nintendo Corp. Ltd. (Entertainment, Leisure
  & Gaming)                                      16,000        1,142,759
 Nippon Television Network
  (Publishing, Broadcasting, Printing & Cable)    3,000          904,627
 TDK Corp. (Electronics)                         18,000        1,170,845
 Toyota Motor Corp. (Autos & Trucks)             31,000          889,377
 Xebio Co. Ltd. (Retail)                         19,000          564,745
                                                            ------------
                                                               8,766,865
                                                            ------------
                     See Notes to Financial Statements

2

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------
                                                 SHARES        VALUE
                                                --------- ----------------

Malaysia--2.5%
 Commerce Asset Holding Berhad (Banks)          168,000       $1,263,908
 Renong Berhad (Engineering & Construction)     690,000        1,223,995
 United Engineers Ltd. (Building & Materials)   139,000        1,254,880
                                                            ------------
                                                               3,742,783
                                                            ------------
Mexico--2.8%
 Apasco SA de CV (Building & Materials)         212,000        1,454,268
 Grupo Carso (Conglomerates)                    324,000        1,708,079
 Grupo Industrial Maseca SA de CV (Food)        800,000        1,014,228
                                                            ------------
                                                               4,176,575
                                                            ------------
Netherlands--3.6%
 Ahrend Groep NV (Office & Business
  Equipment)                                     28,347        1,578,202
 Akzo Nobel (Chemical)                            7,800        1,064,231
 IHC Caland (Oil Service & Equipment)            37,000        2,111,291
 Samas Groep-CVA (Office & Business
  Equipment)                                     14,544          622,221
                                                            ------------
                                                               5,375,945
                                                            ------------
Norway--0.8%
 Storebrand ASA (Insurance) (b)                 218,000        1,263,214
                                                            ------------
Peru--0.8%
 Telefonica Del Peru SA (Utility--Telephone)    617,014        1,154,674
                                                            ------------
Portugal--2.5%
 Cimpor-Cimentos de Portugal SA (Building &
  Materials)                                     51,000        1,096,541
 Portugal Telecom SA (Utility--Telephone)        50,400        1,434,899
 Telecel-Comunicacoes Pessoais
  (Utility--Telephone)                           18,500        1,179,710
                                                            ------------
                                                               3,711,150
                                                            ------------
Spain--2.0%
 Empresa Nacional de Electricidad SA
  (Utility--Electric)                            16,400        1,164,989
 Telefonica De Espana Ord.
  (Utility--Telephone)                           76,000        1,761,599
                                                            ------------
                                                               2,926,588
                                                            ------------
Sweden--1.8%
 Frontec AB (Computer Software & Services)
  (b)                                            88,000        1,520,797
 Nordbanken AB (Banks)                           37,000        1,118,995
                                                            ------------
                                                               2,639,792
                                                            ------------
Switzerland--3.8%
 Ares-Serono Group B (Health Care--Drugs)         1,400        1,331,496
 CS Holding AG Registered (Banks)                13,200        1,351,754
 Novartis AG Registered (Health Care--Drugs)      1,600        1,826,767
 Swiss Reinsurance Registered (Insurance)         1,150        1,223,915
                                                            ------------
                                                               5,733,932
                                                            ------------
Taiwan--0.0%
 China Bills Finance Corp. (Commercial
  Finance) (b)                                    5,861           53,931
                                                            ------------
United Kingdom--11.4%
 Barclays PLC (Diversified Financial
  Services)                                      70,000        1,198,614
 British Aerospace PLC (Aerospace & Defense)    109,700        2,403,149
 Carlton Communications PLC (Publishing,
  Broadcasting, Printing & Cable)               196,000        1,725,860
 Compass Group PLC (Lodging & Restaurants)      147,000        1,553,525
 Granada Group PLC (Entertainment, Leisure &
  Gaming)                                        87,000        1,282,740
 Lloyds TSB Group PLC (Diversified Financial
  Services)                                     172,000        1,267,260
 Next PLC (Retail)                              148,000        1,437,447
 Rolls-Royce PLC (Aerospace & Defense)          290,000        1,278,025
 Siebe PLC (Electrical Equipment)               108,000        1,999,931
 WPP Group PLC (Advertising)                    658,000        2,860,380
                                                            ------------
                                                              17,006,931
                                                            ------------
United States--23.9%
 America Online, Inc. (Computer Software &
  Services) (b)                                  60,000        1,995,000
 Applied Materials, Inc. (Electronics) (b)       70,000        2,515,625
 BA Merchant Services, Inc. (Computer
  Software & Services) (b)                      183,500        3,280,063
 Chesapeake Energy Corp. (Oil) (b)               30,000        1,668,750
 Cisco Systems, Inc. (Telecommunications
  Equipment) (b)                                 24,000        1,527,000
 ENSCO International, Inc. (Oil Service &
  Equipment) (b)                                 20,000          970,000
 First USA, Inc. (Diversified Financial
  Services)                                      45,000        1,558,125
 International Business Machines Corp.
  (Office & Business Equipment)                  14,000        2,114,000
 Latin American Discovery Fund, Inc.
  (Multi-Industry)                               77,000          962,500
 Microsoft Corp. (Computer Software &
  Services) (b)                                  32,000        2,644,000
 Netscape Communications Corp. (Computer
  Software & Services) (b)                       36,000        2,047,500
 Neuromedical Systems, Inc. (Medical Products
  & Supplies) (b)                               180,000        2,385,000
 Reading & Bates Corp. (Oil Service &
  Equipment) (b)                                 34,000          901,000
 Seagate Technology, Inc. (Office & Business
  Equipment) (b)                                 50,000        1,975,000
 Smith International, Inc. (Oil Service &
  Equipment) (b)                                 35,000        1,570,625
 Teradyne, Inc. (Electronics) (b)               100,000        2,437,500
 3Com Corp. (Electronics) (b)                    30,000        2,201,250
 Waters Corp. (Electronics) (b)                  60,000        1,822,500
 West Teleservices Corp. (Telecommunications
  Equipment) (b)                                 50,000        1,137,500
                                                            ------------
                                                              35,712,938
                                                            ------------
TOTAL COMMON STOCKS
 (Identified cost $120,528,429)                              137,515,546
                                                            ------------
                     See Notes to Financial Statements


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
 Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                                                SHARES       VALUE
                                                -------    -----------

PREFERRED STOCKS--1.2%
Germany--0.6%
 Porsche AG (Autos & Trucks)                     1,100   $    970,735
                                                          -----------
United Kingdom--0.6%
 Egypt Investment Co. (Multi-Industry) (b)      73,000        912,500
                                                          -----------
TOTAL PREFERRED STOCKS
 (Identified cost $1,510,729)                               1,883,235
                                                          -----------
WARRANTS--1.4%
 Intel Corp. Warrants (Electronics) (b)         22,000      2,029,500
                                                          -----------
TOTAL WARRANTS
 (Identified cost $1,870,001)                               2,029,500
                                                          -----------
TOTAL LONG-TERM INVESTMENTS--94.5%
 (Identified cost $123,909,159)                           141,428,281
                                                          -----------

                          STANDARD     PAR
                          & POOR'S    VALUE
                           RATING     (000)         VALUE
                          ---------  ---------  ---------------
SHORT-TERM OBLIGATIONS--4.5%
Commercial Paper--4.5%
 Ameritech Capital
  Funding Corp. 6.25%,
  1-2-97                    A-1+     $ 1,225    $  1,224,788
 Abbott Laboratories
  6.50%, 1-3-97             A-1+         595         594,785
 Corporate Asset Funding
  Co., Inc. 6%, 1-6-97      A-1+       1,430       1,428,808
 Coca-Cola Co. 5.90%,
  1-9-97                    A-1+         260         259,659
 Preferred Receivables
  Funding Corp. 5.43%,
  1-9-97                     A-1         890         888,926
 Cargill, Inc. 5.45%,
  1-17-97 (c)               A-1+       2,000       1,995,156
 Receivables Capital
  Corp. 5.65%,
  1-17-97                   A-1+         330         329,171
                                                ------------
                                                   6,721,293
                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $6,721,293)                      6,721,293
                                                 -----------
TOTAL INVESTMENTS--99.0%
 (Identified cost $130,630,452)                  148,149,574(a)
 Cash and receivables, less
  liabilities--1.0%                                1,466,888
                                                 -----------
NET ASSETS--100.0%                              $149,616,462
                                                 ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,300,485 and gross depreciation of $2,781,363 for federal income tax purposes. At
    December 31, 1996, the aggregate cost of securities for federal income tax purposes was $130,630,452.
(b) Non-income producing.
(c) Segregated as collateral for forward currency contracts.

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                           INDUSTRY DIVERSIFICATION
        As a percentage of Total Value of Total Long-Term Investments
                                 (Unaudited)

 Advertising                                       2.0%
Aerospace & Defense                                2.6
Auto & Truck Parts                                 0.5
Autos & Trucks                                     2.4
Banks                                              4.3
Building & Materials                               3.8
Chemical                                           3.1
Commercial Finance                                 0.0
Computer Software & Services                       8.1
Conglomerates                                      2.3
Diversified Financial Services                     3.8
Electrical Equipment                               1.4
Electronics                                        9.1
Engineering & Construction                         0.9
Entertainment, Leisure & Gaming                    2.7
Food                                               1.4
Health Care--Drugs                                 4.4
Insurance                                          3.8
Lodging & Restaurants                              1.1
Medical Products & Supplies                        1.7
Miscellaneous                                      1.3
Multi-Industry                                     1.3
Office & Business Equipment                        5.1
Oil                                                1.2
Oil Service & Equipment                            3.9
Publishing, Broadcasting, Printing & Cable         1.9
Real Estate                                        9.4
Retail                                             1.4
Retail--Food                                       0.6
Telecommunications Equipment                       1.9
Textile & Apparel                                  3.9
Utility--Electric                                  1.6
Utility--Telephone                                 6.3
Wholesale & Distribution                           0.8
                                                 -----
                                                 100.0%
                                                 =====

           See Notes to Financial Statements


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Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996
                                 (Unaudited)

Assets
Investment securities at value
  (Identified cost $130,630,452)                              $148,149,574
Foreign currency at value
  (Identified cost $475,764)                                       473,604
Cash                                                                 2,939
Receivables
 Investment securities sold                                        190,815
 Fund shares sold                                                  312,867
 Dividends and interest                                            154,396
 Tax reclaim                                                        43,564
Net unrealized appreciation on
  forward currency contracts                                       726,379
                                                              ------------
  Total assets                                                 150,054,138
                                                              ------------
Liabilities
Payables
 Fund shares repurchased                                            86,225
 Investment advisory fee                                            93,742
 Transfer agent fee                                                 92,992
 Distribution fee                                                   35,090
 Trustees' fee                                                       6,433
 Financial agent fee                                                 3,750
Accrued expenses                                                   119,444
                                                              ------------
  Total liabilities                                                437,676
                                                              ------------
Net Assets                                                    $149,616,462
                                                              ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest              $129,236,570
Undistributed net investment loss                                 (414,249)
Accumulated net realized gain                                    2,550,702
Net unrealized appreciation                                     18,243,439
                                                              ------------
Net Assets                                                    $149,616,462
                                                              ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $143,216,646)             14,590,048
Net asset value per share                                            $9.82
Offering price per share
  $9.82/(1-4.75%)                                                   $10.31

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,399,816)                   662,939
Net asset value and offering price per share                          $9.65

                           STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED DECEMBER 31, 1996
                                 (Unaudited)

Investment Income
Dividends (net of $19,317 foreign withholding tax)            $716,246
Interest                                                       521,222
                                                            ----------
  Total investment income                                    1,237,468
                                                            ----------
Expenses
Investment advisory fee                                        563,167
Distribution fee--Class A                                      180,476
Distribution fee--Class B                                       28,987
Financial agent fee                                             22,527
Transfer agent                                                 175,050
Custodian                                                       84,000
Printing                                                        29,750
Professional                                                    24,700
Registration                                                    20,500
Trustees                                                         9,354
Miscellaneous                                                   10,650
                                                            ----------
  Total expenses                                             1,149,161
                                                            ----------
Net investment income                                           88,307
                                                            ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                              3,894,165
Net realized gain on foreign currency transactions             155,594
Net change in unrealized appreciation (depreciation) on
  investments                                                1,008,364
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions           234,653
                                                            ----------
Net gain on investments                                      5,292,776
                                                            ----------
Net increase in net assets resulting from operations        $5,381,083
                                                            ==========
                   See Notes to Financial Statements


Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                     Six Months
                                                                        Ended            Year
                                                                  December 31, 1996     Ended
                                                                     (Unaudited)    June 30, 1996
                                                                  ----------------- --------------
From Operations
 Net investment income (loss)                                        $    88,307     $   (291,385)
 Net realized gain                                                     4,049,759       22,536,010
 Net change in unrealized appreciation (depreciation)                  1,243,017        4,669,762
                                                                    ------------     ------------
 Increase in net assets resulting from operations                      5,381,083       26,914,387
                                                                    ------------     ------------
From Distributions to Shareholders
 Net investment income--Class A                                         (584,205)              --
 Net investment income--Class B                                           (3,568)              --
 Net realized gains--Class A                                         (10,604,912)      (7,904,822)
 Net realized gains--Class B                                            (464,410)        (220,021)
                                                                    ------------     ------------
 Decrease in net assets from distributions to shareholders           (11,657,095)      (8,124,843)
                                                                    ------------     ------------
From Share Transactions
Class A
 Proceeds from sales of shares (6,472,814 and 9,725,785 shares,
  respectively)                                                       65,413,250       94,334,086
 Net asset value of shares issued from reinvestment of
  distributions (1,017,922 and 764,481
  shares, respectively)                                                9,812,763        6,849,750
 Cost of shares repurchased (7,090,388 and 10,285,880 shares,
  respectively)                                                      (72,061,868)     (99,875,851)
                                                                    ------------     ------------
 Total                                                                 3,164,145        1,307,985
                                                                    ------------     ------------
Class B
 Proceeds from sales of shares (116,478 and 318,603 shares,
  respectively)                                                        1,149,649        3,048,479
 Net asset value of shares issued from reinvestment of
  distributions (40,165 and 20,140 shares, respectively)                 381,165          178,437
 Cost of shares repurchased (56,781 and 92,969 shares,
  respectively)                                                         (563,517)        (893,724)
                                                                    ------------     ------------
 Total                                                                   967,297        2,333,192
                                                                    ------------     ------------
 Increase in net assets from share transactions                        4,131,442        3,641,177
                                                                    ------------     ------------
 Net increase (decrease) in net assets                                (2,144,570)      22,430,721
Net Assets
 Beginning of period                                                 151,761,032      129,330,311
                                                                    ------------     ------------
 End of period (including undistributed net investment income
  (loss) of ($414,249) and $85,217, respectively)                   $149,616,462     $151,761,032
                                                                    ============     ============


                                        See Notes to Financial Statements


Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                            Class A
                                          ----------------------------------------------------------------------------
                                           Six Months
                                              Ended
                                            12/31/96                        Year Ended June 30,
                                           (Unaudited)      1996          1995         1994       1993        1992
                                          -------------- ------------ ------------- ----------- ----------- -----------
Net asset value, beginning of period          $10.29        $ 9.04        $10.17       $ 8.00     $ 7.18      $ 6.82
Income from investment operations:
 Net investment income (loss)                   0.01(1)      (0.02)(1)      0.01(1)      0.01       0.03        0.01(5)
 Net realized and unrealized gain               0.34          1.87          0.56         2.19       0.79        0.36
                                             --------      --------     --------     --------    --------    --------
  Total from investment operations              0.35          1.85          0.57         2.20       0.82        0.37
                                             --------      --------     --------     --------    --------    --------
Less distributions:
 Dividends from net investment income          (0.04)           --            --        (0.03)        --       (0.01)
 Dividends from net realized gains             (0.78)        (0.60)        (1.37)          --         --          --
 In excess of net realized gains                  --            --         (0.33)          --         --          --
                                             --------      --------     --------     --------    --------    --------
  Total distributions                          (0.82)        (0.60)        (1.70)       (0.03)        --       (0.01)
                                             --------      --------     --------     --------    --------    --------
Change in net asset value                      (0.47)         1.25         (1.13)        2.17       0.82        0.36
                                             --------      --------     --------     --------    --------    --------
Net asset value, end of period                $ 9.82        $10.29        $ 9.04       $10.17     $ 8.00      $ 7.18
                                             ========      ========     ========     ========    ========    ========
Total return(2)                                 3.59%(3)     21.39%         6.53%       27.46%     11.42%       5.43%
Ratios/supplemental data:
Net assets, end of period (thousands)       $143,217      $146,052      $126,481     $118,707    $88,870     $63,354
Ratio to average net assets of:
 Operating expenses                             1.50%(4)      1.60%         1.80%        1.50%      1.88%       2.15%(5)
 Net investment income (loss)                   0.15%(4)     (0.19)%        0.16%        0.09%      0.61%       0.16%
Portfolio turnover                               102%(3)       245%          277%         259%        95%         51%
Average commission rate paid(6)              $0.0215           N/A           N/A          N/A        N/A         N/A


                                                          Class B
                                          --------------------------------------
                                               Six                        From
                                             Months                    Inception
                                              Ended         Year       7/15/94
                                            12/31/96        Ended          to
                                          (Unaudited)      6/30/96      6/30/95
                                             --------      --------     --------
Net asset value, beginning of period          $10.14        $ 8.98        $10.40
Income from investment operations:
 Net investment income (loss)                  (0.03)(1)     (0.08)(1)     (0.02)(1)
 Net realized and unrealized gain               0.33          1.84          0.30
                                             --------      --------     --------
  Total from investment operations              0.30          1.76          0.28
                                             --------      --------     --------
Less distributions:
 Dividends from net investment income          (0.01)           --            --
 Dividends from net realized gains             (0.78)        (0.60)        (1.37)
 In excess of net realized gains                  --            --         (0.33)
                                             --------      --------     --------
  Total distributions                          (0.79)        (0.60)        (1.70)
                                             --------      --------     --------
Change in net asset value                      (0.49)         1.16         (1.42)
                                             --------      --------     --------
Net asset value, end of period                $ 9.65        $10.14        $ 8.98
                                             ========      ========     ========
Total return(2)                                 3.06%(3)     20.50%         3.54%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)         $6,400        $5,709        $2,849
Ratio to average net assets of:
 Operating expenses                             2.25% (4)     2.34%         2.61%(4)
 Net investment income (loss)                  (0.60%)(4)    (0.86)%       (0.33)%(4)
Portfolio turnover                               102% (3)      245%          277%
Average commission rate paid(6)              $0.0215           N/A           N/A

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) Not annualized
(4) Annualized
(5) Net investment income would have been the same $0.01 and the ratio of operating expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. Income taxes:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non- taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Unaudited) (Continued)

Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $5,086 for Class A shares and deferred sales charges of $14,397 for Class B shares for the six months ended December 31, 1996. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the six months ended December 31, 1996, approximately $75,601 was retained by the Distributor and $133,862 was paid to unaffiliated participants.

  As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended December 31, 1996, transfer agent fees were $175,050 of which PEPCO retained $69,305 which is net of the fees paid to State Street.

  At December 31, 1996, PHL and affiliates held 171 Class A shares and 1 Class B share of the Fund with a combined value of $1,693.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1996, aggregated $135,387,257 and $132,657,721, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. FORWARD CURRENCY CONTRACTS

  As of December 31, 1996, the Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                         Net
    Contracts                In                                      Unrealized
       to                 Exchange       Settlement                 Appreciation
     Deliver                For             Date         Value     (Depreciation)
----------------      ----------------- -------------------------  ---------------
DM    6,720,000      USD     4,411,186    1/6/97      $4,330,173       $81,013
SF    5,630,000      USD     4,519,547    1/6/97       4,183,075       336,472
YEN 872,000,000      USD     7,891,760    1/6/97       7,543,672       348,088
USD   1,518,515      YEN   171,000,000    1/6/97       1,479,321       (39,194)
                                                                      --------
                                                                      $726,379
                                                                      ========

DM      =     German Deutsche Mark
SF      =     Swiss Franc
YEN     =     Japanese Yen
USD     =     U.S. Dollar


5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX WORLDWIDE OPPORTUNITIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Jeanne H. Dorey, Vice President
William E. Keen III, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Legal Counsel
Dechert, Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005-1208

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Worldwide Opportunities Fund                   | BULK RATE MAIL  |
P.O. Box 2200                                          |  U.S. POSTAGE   |
Enfield, CT 06083-2200                                 |      PAID       |
                                                       | SPRINGFIELD, MA |
                                                       |  PERMIT NO. 444 |

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

PDP 682 (2/97)